                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated January 15, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-111746) and related Prospectus of Claymore Securities Defined Portfolios, Series 167.


                                                /s/ Grant Thornton LLP
                                                -----------------------
                                                GRANT THORNTON LLP


Chicago, Illinois
January 15, 2004